Exhibit 10.52

AMENDMENT TO AGREEMENTS

WHEREAS, Mellon Financial Corporation, a Pennsylvania corporation (the “Company”) and Steven G. Elliott, an employee of the Company (the “Executive”) have previously entered into an agreement regarding Executive’s employment and the possibility of a change in control, dated as of February 1, 1997 (the “Change in Control Agreement”), an employment agreement dated February 1, 2004 (the “Employment Agreement”), and various equity award agreements specified on Exhibit I hereto, dated as of the dates specified thereon (the “Equity Award Agreements” and, together with the Employment Agreement and the Change in Control Agreement, the “Agreements”); and

WHEREAS, the parties desire to terminate the Change in Control Agreement and amend the Employment Agreement and Equity Award Agreements in a manner which reflects the parties best efforts to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), for the benefit of the Executive, and to make certain other changes to the Agreements;

NOW THEREFORE, the Company and the Executive, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

I. Change in Control Agreement.

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, the Change in Control Agreement shall be terminated and shall be of no further force and effect, without any liability on the part of the Company or the Executive, including without limitation any liability with respect to the Transaction.

II. The Employment Agreement shall be amended as follows:

Solely with respect to the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time (the “Merger Agreement”):

1. Notwithstanding anything in the Employment Agreement to the contrary, none of the following shall constitute Constructive Discharge: (i) any change in duties and/or responsibilities which would reduce the ranking or level, dignity, responsibility, importance or scope of such position (including reporting responsibilities and contemplating changes provided for in Section 5.19(d) of the Merger Agreement), status, title, offices (including, if applicable, membership on the Board), associated with Executive’s initial position assumed in connection with the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time (the “Initial Position” assumed in the “Transaction”); (ii) any failure to pay Executive an annual bonus in respect of the year in which such Change in Control occurs or any subsequent year in an amount greater than or equal to the annual bonus earned for the year prior to the year in which such Change in Control occurs; (iii) any requirement that Executive be based for his Initial Position anywhere more than fifty (50) miles from the office where Executive is located at the time of the Change of Control; (iv) any requirement that Executive travel on Company business to an extent substantially greater than the travel obligations of Executive immediately prior to such Change in Control, specifically to the extent that Executive is required to be at the Company’s headquarters in New York, New York following the Transaction for three to five business days per week, allowing for business travel; or (v) any failure of the Company to continue in effect any employee benefit plan, compensation plan, welfare benefit plan or material fringe benefit plan in which Executive is participating immediately prior to such Change in Control or the taking of any action by the Company which would adversely affect Executive’s participation in or reduce Executive’s benefits under any such plan, provided that the Company evaluates and analyzes such plans following the Transaction with a view toward developing appropriate and effective compensation plans on a going forward non-discriminatory basis.

2. Notwithstanding anything in the Employment Agreement to the contrary, the Change in Control provisions in the Employment Agreement are hereby waived and shall be of no further force and effect.

3. Section 8 of the Employment Agreement, pertaining to the Supplemental Retirement Benefit, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

8. Supplemental Retirement Benefit. The Executive will be entitled to receive a monthly Supplemental Retirement Benefit (the “Supplemental Retirement Benefit”) commencing on the first day of the month coincident with or following the later of the Executive’s termination of employment or attainment of age 60 and continuing for the remainder of his life. Unless otherwise elected by the Executive, the Supplemental Retirement Benefit shall be payable in the form of a 50% joint and survivor annuity which shall be unreduced for the actuarial value of the survivor’s benefit. If the Executive’s spouse at the time of his death is not more than four years younger than the Executive, the survivor benefit shall be equal to 50% of the Executive’s benefit and shall be payable to his spouse for the remainder of the spouse’s life. If the Executive’s spouse at the time of his death is more than four years younger than the Executive, the benefit payable to the spouse shall be reduced to a benefit having the same actuarial value as the benefit that would have been payable had the spouse been four years younger than the Executive. The Executive shall also have the right to elect a 100% joint and survivor annuity, on an actuarially-reduced basis or a lump-sum payment, on an actuarially-reduced basis (if the Executive makes a timely lump-sum election which avoids constructive receipt), or any other form of payment available or provided under the “Supplemental Plans” defined in this Section 8. Actuarial reductions shall be based on the actual ages of the Executive and his spouse at the time of retirement. If the Executive is not married at the time of his retirement, actuarial adjustments shall be made as if the Executive had a spouse with the same date of birth as the Executive. In the event that the Executive elects a form of payment other than the automatic 50% joint and survivor annuity or other than a lump sum payment, and remarries subsequent to retirement, the benefits payable under this Section shall be actuarially adjusted at the time of the Executive’s death to reflect the age of the subsequent spouse. If the Executive elects a lump sum payment at retirement, no further benefits will be payable under this Section.

The amount of the monthly retirement benefit as an unreduced 50% joint and survivor annuity shall be equal to the product of (A) the “Service Percentage” multiplied by (B) the Executive’s “Final Average Compensation,” with such product reduced by (C) the total monthly amount of benefits (measured for purposes of this offset as if the Executive elected a 50% joint and survivor annuity payable as of the date benefits commence under this Agreement) provided to or in respect of the Executive under all tax-qualified retirement plans and related excess benefit and other benefit restoration plans maintained by the Company or the Bank for the Executive, including the Mellon Bank Benefit Restoration Plan and the Mellon Bank IRC Section 401(a)(17) Plan (the “Supplemental Plans”) and benefits paid pursuant to Section 4.7 of the Mellon Financial Corporation Elective Deferred Compensation Plan for Senior Officers, but not including payments of any compensation previously deferred under any deferred compensation plan of the Company or the Bank, or interest thereon, or payments from the Mellon Financial Corporation Retirement Savings Plan, a 401(k) plan.

The Executive owns interests in life insurance policies (the “Policies”) as a participant in the Mellon Bank Senior Executive Life Insurance Plan. The Supplemental Retirement Benefit payable to the Executive hereunder shall be further reduced by the Executive’s interest in the cash value of the Policies. This reduction shall be calculated in the same manner as under the Supplemental Plans. In the event the United States federal income tax laws change or are interpreted so as to cause Executive’s ownership interest in Policies to be subject to taxation, the Executive and the Company will negotiate in good faith to mitigate the effects of such change.

The Executive shall be bested in the Supplemental Retirement Benefit provided under this Paragraph as of February 1, 1998.

The Executive shall elect the form of payment of his Supplemental Retirement Benefit at the same time and subject to the same provisions (including timing requirements and all reductions and/or penalties for late elections) as provided under the Supplemental Plans. After retirement, the Executive (or beneficiary who is receiving payments) may elect to receive his remaining Supplemental Retirement Benefits which are payable hereunder in a lump sum payment, calculated in the same manner and subject to the same reductions as under the Supplemental Plans. In the event that the Executive elects a form of payment of his Supplemental Retirement Benefits which provides for payments to continue after his death and the Executive dies without having received all payments of Supplemental Retirement Benefits that may be payable hereunder, then the unpaid balance of such benefits shall be paid in accordance with the form of payment elected by the Executive. Any such remaining payments shall be made to the Executive’s beneficiary provided under the Supplemental Plans, subject to any contrary written instructions from the Executive designating a different beneficiary for such payments.

The Executive may also elect, upon not less than 12 months’ advance written notice, to have the payment of the Supplemental Retirement Benefit commence on the first day of any month coincident with or after the later of his termination of employment or attainment of age 55. In this event, the Supplemental Retirement Benefits will be subject to an early payment reduction amount equal to 0.5% per month (6% per annum) for each month that payments commence before attainment of age 60. In the event of such retirement, the Term and the Company’s obligations to make payments under Section 4 above shall cease as of the retirement date.

The Executive may also elect, upon not less than 12 months’ advance written notice prior to the commencement of Supplemental Retirement Benefit payments, to have the lump sum value of the Supplemental Retirement Benefit to which the Executive would otherwise be entitled applied to the purchase of a single premium annuity in a form and from an issuer selected or concurred in by the Executive. In the event of such an election by the Executive, the sole responsibilities of the Company shall be to apply the amount of the limp sum value of the Supplemental Retirement Benefit to the purchase of the annuity selected or concurred in by the Executive and the distribution of such annuity to the Executive. Thereafter, the Executive shall look solely to the issuer of the annuity for payment on account of or in connection with the Supplemental Retirement Benefit and agrees that the Company and its affiliates, and each of their officers, directors and employees, shall have no further liability in respect of the Supplemental Retirement Benefit or by reason of the application of the lump sum value as elected by the Executive or the selection of the form or issuer of the annuity.

Notwithstanding the foregoing, in no event shall the Executive receive any payments under this Section 8 or be deemed to be retired from the Company while the Executive is entitled to payments under Paragraph 6(a) or Paragraph 6(b) or during any period for which the Executive receives additional service credit in respect of a “Qualifying Termination” as provided in clause (B) of the definition of “Service Percentage” below.

As used in this Section 8:

(i) “Service Percentage” means 2% for each full or partial year of the Executive’s employment with the Company (plus service with a prior employer if treated as credited service with the Company) commencing August 10, 1987 and ending as of the date his active employment with the Company terminates, plus 2% for (A) each full year, if any, that the Executive receives payments under Paragraph 6(a) or 6(b) hereof (with such percentage pro-rated for the partial contract year in which such final termination of the Executive’s employment occurs or in which such final payments under Paragraph 6(a) or 6(b) hereof are made, whichever shall be applicable) or (B) for each of the three years following any “Qualifying Termination” of the Executive’s Employment during the “Termination Period,” each as defined in the Prior Agreement.

(ii) Final Average Compensation” means one-twelfth (1/12th) of the sum of the Executive’s Base Salary paid and the Cash Bonus Amount of any bonus award earned for the calendar year within the final three (3) full calendar years of the Executive’s employment by the Company which produces the highest amount. For purposes of determining Final Average Compensation (A) Bonus Plan awards shall be attributed to the calendar year in which earned, whether paid in that calendar year or the year following or deferred and (B) any portion of the Executive’s Base Salary and bonus award which is deferred by the Executive under agreements with the Company or under any Company employee benefit plan shall be included for purposes of determining Final Average Compensation.

Notwithstanding the foregoing, in the event of a “Qualifying Termination” of the Executive’s employment during the “Termination Period,” each as defined in the Prior Agreement, “Final Average Compensation” for purposes of computing the Supplemental Retirement Benefit shall mean one-twelfth (1/12th) of the sum of (i) the Executive’s highest annual rate of base salary during the 12-month period immediately prior to the Executive’s Date of Termination and (ii) the Executive’s Bonus Amount, as defined in the Prior Agreement. In addition, the Supplemental Retirement Benefit shall be payable without any reduction for early payment in the event the Executive is less than age 60 at the time that payment is made. In the event of such a “Qualifying Termination,” the present value of the Supplemental Retirement Benefit shall be payable to the Executive in a lump sum at the time payments are due to the Executive under Section 4(a) of the Prior Agreement (i.e., within 20 days following the Executive’s Date of Termination). The present value shall be calculated in the same manner and using the actuarial factors set forth in the Supplemental Plans as of the effective date of this Agreement.

In the event the Executive’s termination of employment is due to death prior to the commencement of the payment of Supplemental Retirement Benefits under this Section 8, and he shall be survived by a spouse, entitlement to Supplemental Retirement Benefits will become fully vested and such spouse shall be entitled to receive a pre-retirement death benefit, payable in the form of a lifetime annuity, equal to the benefit that would have been payable had he retired immediately prior to death and elected a 50% joint and survivor annuity, but without any early payment reductions applicable for payments prior to age 60. If the Executive’s spouse at the time of his death is more than four years younger than the Executive, the benefit payable to the survivor shall be reduced to a benefit having the same actuarial value as the benefit that would have been payable had the spouse been four years younger than the Executive.

4. The following new Section 8 shall be added in place of the deleted Section 8, which new Section shall read as follows below. For sake of convenience, additions are shown in bold type, but deletions are not shown:

8. Supplemental Retirement Benefit. The Executive will be entitled to receive a monthly Supplemental Retirement Benefit (the “Supplemental Retirement Benefit”) commencing on the first day of the month coincident with or following the later of the Executive’s termination of employment or attainment of age 60 and continuing for the remainder of his life. Unless otherwise elected by the Executive as provided herein, the Supplemental Retirement Benefit shall be payable in the form of a 50% joint and survivor annuity which shall be unreduced for the actuarial value of the survivor’s benefit. If the Executive’s spouse at the time of his death is not more than four years younger than the Executive, the survivor benefit shall be equal to 50% of the Executive’s benefit and shall be payable to his spouse for the remainder of the spouse’s life. If the Executive’s spouse at the time of his death is more than four years younger than the Executive, the benefit payable to the spouse shall be reduced to a benefit having the same actuarial value as the benefit that would have been payable had the spouse been four years younger than the Executive. The Executive shall also have the right to elect on or before December 31, 2007 a 100% joint and survivor annuity, on an actuarially-reduced basis or a lump-sum payment, on an actuarially-reduced basis (if the Executive makes a timely lump-sum election which avoids constructive receipt), or any other form of payment available or provided under the “Supplemental Plans” defined in this Section 8. Actuarial reductions shall be based on the actual ages of the Executive and his spouse at the time of retirement. If the Executive is not married at the time of his retirement, actuarial adjustments shall be made as if the Executive had a spouse with the same date of birth as the Executive. In the event that the Executive elects a form of payment other than the automatic 50% joint and survivor annuity or other than a lump sum payment, and remarries subsequent to retirement, the benefits payable under this Section shall be actuarially adjusted at the time of the Executive’s death to reflect the age of the subsequent spouse. If the Executive elects a lump sum payment at retirement, no further benefits will be payable under this Section.

The amount of the monthly retirement benefit as an unreduced 50% joint and survivor annuity shall be equal to the product of (A) the “Service Percentage” multiplied by (B) the Executive’s “Final Average Compensation,” with such product reduced by (C) the total monthly amount of benefits (measured for purposes of this offset as if the Executive elected a 50% joint and survivor annuity payable as of the date benefits commence under this Agreement) provided to or in respect of the Executive under all tax-qualified retirement plans and related excess benefit and other benefit restoration plans maintained by the Company or the Bank for the Executive, including the Mellon Bank Benefit Restoration Plan and the Mellon Bank IRC Section 401(a)(17) Plan (the “Supplemental Plans”) and benefits paid pursuant to Section 4.7 of the Mellon Financial Corporation Elective Deferred Compensation Plan for Senior Officers, but not including payments of any compensation previously deferred under any deferred compensation plan of the Company or the Bank, or interest thereon, or payments from the Mellon Financial Corporation Retirement Savings Plan, a 401(k) plan.

The Executive owns interests in life insurance policies (the “Policies”) as a participant in the Mellon Bank Senior Executive Life Insurance Plan. The Supplemental Retirement Benefit payable to the Executive hereunder shall be further reduced by the Executive’s interest in the cash value of the Policies. This reduction shall be calculated in the same manner as under the Supplemental Plans. In the event the United States federal income tax laws change or are interpreted so as to cause Executive’s ownership interest in Policies to be subject to taxation, the Executive and the Company will negotiate in good faith to mitigate the effects of such change.

The Executive shall be vested in the Supplemental Retirement Benefit provided under this Paragraph as of February 1, 1998.

The Executive shall elect, on or before December 31, 2007, the form of payment of his Supplemental Retirement Benefit; provided, however, that no amounts so elected may be received in 2007. In the event that the Executive elects a form of payment of his Supplemental Retirement Benefits which provides for payments to continue after his death and the Executive dies without having received all payments of Supplemental Retirement Benefits that may be payable hereunder, then the unpaid balance of such benefits shall be paid in accordance with the form of payment elected by the Executive. Any such remaining payments shall be made to the Executive’s beneficiary provided under the Supplemental Plans, subject to any contrary written instructions from the Executive designating a different beneficiary for such payments.

Solely for amounts vested on or before December 31, 2004, and amounts earned thereon, the Executive may also elect, upon not less than 12 months’ advance written notice, to have the payment of the Supplemental Retirement Benefit commence on the first day of any month coincident with or after the later of his termination of employment or attainment of age 55. In this event, the Supplemental Retirement Benefits will be subject to an early payment reduction amount equal to 0.5% per month (6% per annum) for each month that payments commence before attainment of age 60. In the event of such retirement, the Term and the Company’s obligations to make payments under Section 4 above shall cease as of the retirement date.

The Executive may also elect, on or before December 31, 2007, and upon not less than 12 months’ advance written notice prior to the commencement of Supplemental Retirement Benefit payments, to have the lump sum value of the Supplemental Retirement Benefit to which the Executive would otherwise be entitled applied to the purchase of a single premium annuity in a form and from an issuer selected or concurred in by the Executive. In the event of such an election by the Executive, the sole responsibilities of the Company shall be to apply the amount of the lump sum value of the Supplemental Retirement Benefit to the purchase of the annuity selected or concurred in by the Executive and the distribution of such annuity to the Executive. Thereafter, the Executive shall look solely to the issuer of the annuity for payment on account of or in connection with the Supplemental Retirement Benefit and agrees that the Company and its affiliates, and each of their officers, directors and employees, shall have no further liability in respect of the Supplemental Retirement Benefit or by reason of the application of the lump sum value as elected by the Executive or the selection of the form or issuer of the annuity.

Notwithstanding the foregoing, in no event shall the Executive receive any payments under this Section 8 or be deemed to be retired from the Company while the Executive is entitled to payments under Paragraph 6(a) or Paragraph 6(b) or during any period for which the Executive receives additional service credit in respect of a “Qualifying Termination” as provided in clause (B) of the definition of “Service Percentage” below.

As used in this Section 8:

(i) “Service Percentage” means 2% for each full year of the Executive’s employment with the Company (plus service with a prior employer if treated as credited service with the Company) commencing August 10, 1987 and ending as of the later of (i) the date his active employment with the Company terminates or (ii) the last date during any period for which the Executive receives Continuing Payments, plus 2% for (A) each full year, if any, that the Executive receives payments under Paragraph 6(a) or 6(b) hereof (with such percentage pro-rated for the partial contract year in which such final termination of the Executive’s employment occurs or in which such final payments under Paragraph 6(a) or 6(b) hereof are made, whichever shall be applicable) or (B) for each of the three years following any “Qualifying Termination” of the Executive’s Employment during the “Termination Period,” each as defined in the Prior Agreement; plus 2% for either the partial year in which such final termination of the Executive’s employment occurs or the partial year in which such final Continuing Payments are made, whichever shall be applicable (with such 2% pro-rated for such partial year).

(ii) “Final Average Compensation” means one-twelfth (1/12th) of the sum of the Executive’s Base Salary paid and the Cash Bonus Amount of any bonus award earned for (a) the calendar year within the final three (3) full calendar years of the Executive’s employment by the Company which produces the highest amount or (b) the average of the highest amounts within any three (3) full calendar years of the final five (5) full calendar years of the Executive’s employment by the Company, whichever of (a) or

(b) produced the higher amounts. For purposes of determining Final Average Compensation (A) Bonus Plan awards shall be attributed to the calendar year in which earned, whether paid in that calendar year or the year following or deferred and (B) any portion of the Executive’s Base Salary and bonus award which is deferred by the Executive under agreements with the Company or under any Company employee benefit plan shall be included for purposes of determining Final Average Compensation.

Notwithstanding the foregoing, in the event of a “Qualifying Termination” of the Executive’s employment during the “Termination Period,” each as defined in the Prior Agreement, “Final Average Compensation” for purposes of computing the Supplemental Retirement Benefit shall mean one-twelfth (1/12th) of the sum of (i) the Executive’s highest annual rate of base salary during the 12-month period immediately prior to the Executive’s Date of Termination and (ii) the Executive’s Bonus Amount, as defined in the Prior Agreement. In addition, the Supplemental Retirement Benefit shall be payable without any reduction for early payment in the event the Executive is less than age 60 at the time that payment is made. Further, if during the Termination Period the employment of Executive shall terminate pursuant to a Qualifying Termination, the Company shall provide Executive with three (3) additional years of service credit under all non-qualified retirement plans and excess benefit plans in which the Executive participated as of his Date of Termination; provided, however, that if Executive’s Date of Termination is within three (3) years of the earliest date on which termination by the Executive could otherwise be considered a retirement (“Retirement Date”), the number of years of additional service credit shall be equal to the product of (x) three, and (y) a fraction, the numerator of which is equal to the number of full months from the Date of Termination to the Retirement Date, and the denominator of which is equal to 36. In the event of such a “Qualifying Termination,” if elected by Executive on or before December 31, 2007, the present value of the Supplemental Retirement Benefit shall be payable to the Executive in a lump sum at the time payments are due to the Executive under that certain Agreement between Executive and the Company dated as of February 1, 1997, as amended. The present value shall be calculated in the same manner and using the actuarial factors set forth in the Supplemental Plans as of the effective date of this Agreement.

In the event the Executive’s termination of employment is due to death prior to the commencement of the payment of Supplemental Retirement Benefits under this Section 8, and he shall be survived by a spouse, entitlement to Supplemental Retirement Benefits will become fully vested and such spouse shall be entitled to receive a pre-retirement death benefit, payable in the form of a lifetime annuity, equal to the benefit that would have been payable had he retired immediately prior to death and elected a 50% joint and survivor annuity, but without any early payment reductions applicable for payments prior to age 60. If the Executive’s spouse at the time of his death is more than four years younger than the Executive, the benefit payable to the survivor shall be reduced to a benefit having the same actuarial value as the benefit that would have been payable had the spouse been four years younger than the Executive.

5. Except as provided in this amendment, the Employment Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect through the end of its term on January 31, 2007, and applicable to successive Change in Control transactions following the Transaction and is hereby in all respects ratified and confirmed.

III. The Equity Award Agreements enumerated as # 2, # 3, and # 4 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.6 of such Equity Award Agreements, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, this Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

2. The following sentence is added to the end of Section 4.3:

If the Optionee’s employment is terminated by reason of retirement with the consent of the Corporation within three years after the occurrence of a Change in Control Event, as defined in the Plan, the Option shall fully vest upon such termination of employment.

3. All references in such Equity Award Agreements to the “Employment Agreement” shall be to the Employment Agreement, as amended.

4. Except as provided in this amendment, such enumerated Equity Award Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control transactions following the Transaction, and are hereby in all respects ratified and confirmed.

IV. The Equity Award Agreement enumerated as # 1 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 2.6 of such Equity Award Agreement, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, this Reload Option shall become fully exercisable immediately and automatically upon the occurrence of a Change in Control Event, as defined in the Plan.

2. A new Section 2.6 shall be added, which shall read as follows:

If the Optionee’s employment is terminated by the Corporation “without cause” as defined in the Plan, by Constructive Discharge, as defined in the employment agreement between the Optionee and the Corporation, as amended, or by retirement with the consent of the Corporation, in either case within three years after the occurrence of a Change in Control Event, as defined in the Plan, the Option shall fully vest upon such termination of employment.

3. The following sentence is added to the end of Section 3.3:

If the Optionee’s employment is terminated by Constructive Discharge, as defined in the employment agreement between the Optionee and the Corporation, as amended, as evidenced by notice thereof from Optionee, the Optionee shall have the right to exercise this Option, to the extent vested upon termination of employment, until the later of (i) the 15th day of the third month following the date of termination of employment or (ii) December 31 of the calendar year in which termination of employment occurred.

4. The following subclauses (vi) and (vii) are added to the end of Section 4.7:

(vi) the termination of Optionee’s employment by the Corporation “without cause” as defined in the Plan; or (vii) the termination of Optionee’s employment by Constructive Discharge, as defined in the employment agreement between the Optionee and the Corporation, as amended.

5. Section 4.7(c) of such Equity Award Agreement, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

the date of any Change of Control Event, as defined in the Plan.

6. Except as provided in this amendment, such enumerated Equity Award Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control Transactions following the Transaction, and is hereby in all respects ratified and confirmed.

V. The Equity Award Agreements enumerated as # 5, # 6, # 7 and # 8 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 4.7, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, the Restrictions shall lapse immediately upon the occurrence of a Change in Control Event; provided however, that if the Securities and Exchange Commission (the “SEC”) deems such acceleration to preclude a pooling of interests by the Corporation, this acceleration provision shall be modified to the extent necessary to remove the SEC’s objection and, provided further, that where Grantee’s employment with the Corporation terminates due to a “Without Cause Termination” or a “Constructive Discharge”, as defined in the Employment Agreement, following the occurrence of a Change in Control Event, any such Deferred Shares which have not previously vested shall not be forfeited but shall remain outstanding and the Restrictions shall continue to lapse in accordance with Sections 4.1 through 4.3 hereof.

2. A new Section 4.7 shall be added, which shall read as follows:

If Grantee’s employment with the Corporation terminates at any time due to retirement with the consent of the Corporation, any portion of this grant which remains subject to the Restrictions shall not be forfeited but shall remain outstanding and shall continue to lapse in accordance with Section 4.1 through 4.3 hereof, regardless of such termination of employment.

3. All referenced in such Equity Award Agreements to the “Employment Agreement” shall be to the Employment Agreement, as amended.

4. The Performance Conditions set forth in Section 4.2 shall be revised to reflect the consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, to reflect the combined organizational objectives as determined in good faith in the discretion of the Corporation.

5. Except as provided in this amendment, such enumerated Equity Award Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control Transactions following the Transaction, and are hereby in all respects ratified and confirmed.

VI. The Equity Award Agreements enumerated as # 10 and # 11 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.7, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding any other provision hereof, the restrictions on Disposition of the Stock set forth in Section 2.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. A new Section 3.7 shall be added, which shall read as follows:

If Grantee’s employment with the Corporation terminates at any time due to retirement with the consent of the Corporation, any portion of this grant which remains subject to the Restrictions shall not be forfeited but shall remain outstanding and shall continue to lapse in accordance with Sections 3.1 through 3.3 hereof, regardless of such termination of employment.

3. All references in such Equity Award Agreements to the “Employment Agreement” shall be to the Employment Agreement, as amended.

4. The Performance Conditions set forth in Section 3.2 shall be revised to reflect the consummation of the transactions contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time, to reflect the combined organizational objectives as determined in good faith in the discretion of the Corporation.

5. Except as provided in this amendment, such enumerated Equity Awards Agreements are, in all other respects, unchanged and are and shall continue to be in full force and effect, and applicable to successive Change in Control Transactions following the Transaction, and are hereby in all respects ratified and confirmed.

VII. The Equity Award Agreement enumerated as # 9 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Subclause (i) of Section 4.2, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

(i) upon the occurrence of a Change in Control Event

2. All references in such Equity Award Agreement to the “Employment Agreement” shall be to the Employment Agreement, as amended.

3. Except as provided in this amendment, such enumerated Equity Award Agreements is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control Transactions following the Transaction, and is hereby in all respects ratified and confirmed.

VIII. The Equity Award Agreement enumerated as # 12 on Exhibit I shall be amended as follows:

Solely with respect to the transactions (collectively, the “Transaction”) contemplated by that Agreement and Plan of Merger by and between Mellon Financial Corporation and The Bank of New York Company, Inc. dated as of December 3, 2006, as may be amended from time to time:

1. Section 3.3, which originally read as set forth below in italics, shall be and hereby is deleted in its entirety and shall have no further force and effect:

Notwithstanding Section 3.1 hereof, the restrictions on Disposition of Stock set forth in Section 2.1 hereof shall lapse immediately upon the occurrence of a “Change in Control Event”, as defined in Section 2.4 of the Plan.

2. All references in such Equity Award Agreement to the “Employment Agreement” shall be to the Employment Agreement, as amended.

3. Except as provided in this amendment, such enumerated Equity Award Agreement is, in all other respects, unchanged and is and shall continue to be in full force and effect, and applicable to successive Change in Control Transactions following the Transaction, and is hereby in all respects ratified and confirmed.

IN WITNESS WHEREOF, the parties have executed this amendment, in duplicate, on the dates set forth below.

MELLON FINANCIAL CORPORATION

By:	/s/ R. P. Kelly	12/22/06

Name:		Date Signed
Title:	Chairman, President and CEO

Executive

/s/ Steven G. Elliott		12/20/06

Steven G. Elliott		Date Signed

EXHIBIT I

Equity Award Agreements

Agreement Number	Type	Grant Date

#1	Type III Stock Option	1/21/98
#2	Type I Stock Option	5/17/04
#3	NQ Stock Option	5/17/05
#4	NQ Stock Option	5/15/06
#5	PARs (DSA)	5/15/00
#6	PARs (DSA)	5/14/01
#7	PARs (DSA)	5/20/02
#8	PARs (DSA)	5/19/03
#9	Restricted Stock (DSA)	1/23/04
#10	PARs	5/17/04
#11	PARs	5/17/05
#12	Restricted Stock	5/15/06